SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 7, 2005
BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
110 Summit Avenue, Montvale, New Jersey 07645
(Address of Principal Executive Offices/Zip Code)
Registrant’s telephone number, including area code: (201) 573-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
ITEM 9.01	Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
     On September 7, 2005, the Company issued a press release announcing that the NASDAQ Listing Qualification Panel informed the Company that it had evidenced compliance with all criteria for continued listing on The NASDAQ SmallCap Market and that the Company’s trading symbol will change from BUTLE back to BUTL effective Thursday, September 8, 2005. A copy of the press release is attached hereto as exhibit 99.1

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Press Release dated September 7, 2005 announcing resumption of trading under symbol BUTL and full compliance with NASDAQ listing requirements.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2005	BUTLER INTERNATIONAL, INC.
	By:	/s/ Thomas J. Considine, Jr.
Thomas J. Considine, Jr.
Senior Vice President – Finance and Chief Financial Officer

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